UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2015 (May 19, 2015)

American Realty Capital – Retail Centers of America II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-196594	38-3930764
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 19, 2015, the stockholders of American Realty Capital – Retail Centers of America II, Inc. (the “Company”) executed a written consent in lieu of an annual stockholder meeting for 2015 to elect the following individuals as directors to serve until the 2016 Annual Meeting and until their successors have been duly elected and qualified. The following individuals constituted all of the nominees that were nominated by the Company’s Board of Directors for submission to the stockholders.

Nominee	Position
William M. Kahane	Director
B.J. Penn	Independent Director
Herbert Vederman	Independent Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA II, INC.

May 22, 2015	By:	/s/ William M. Kahane
William M. Kahane
Chief Executive Officer and
Chairman of the Board of Directors